Other gains/(losses)	12 Months Ended
Jun. 30, 2023
Other Gainslosses
Other gains/(losses)

5.	Other gains/(losses)

	Year Ended June 30
(US dollars in thousands)	2023	2022	2021
Australia solar projects	30	23	(165)
ISS Joint Venture - 50% share of discontinued projects	-	-	(6,950)
Gain on acquisition of remaining 50% ISV from ISS	-	-	7,848
Other gains/(losses)	-	(36)	36
Total gain/(loss) on Solar Development	30	(13)	769

The Company recorded a net loss for solar projects in Australia, related primarily to the sale of its 50% interest in the Yoogali Solar Farm on June 1, 2021. The loss on sale of $0.2 million comprised disposal of $0.2 million net book value of intangible assets. Additionally, the Company recognized $0.1 million gain on the disposal of Daisy Hill.

The Company recorded a loss of $7.0 million in respect of its share of discontinued Solar Development projects in the joint venture, Caret, prior to acquisition of the remaining 50% interest by the Company on June 30, 2021.

On June 30, 2021, the Company completed its acquisition of the remaining 50% share in Caret. As detailed in Note 12.b, the difference between consideration of $5.4 million, being the fair value of pre-acquisition equity interest held by VivoPower, and fair value of acquired net assets of $13.2 million, resulted in a gain of $7.8 million. Results of operations for the portfolio are reported within the Solar Development segment.